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                                                                   EXHIBIT 10.63



                   AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT


         This Amendment No. 1 (this "Amendment"), dated as of September 29, 1997, is made by and among Spanish Broadcasting System, Inc. (New Jersey), a New Jersey corporation ("SBS-NJ"), Spanish Broadcasting System of California, Inc., a California corporation ("SBS-CA"), Spanish Broadcasting System of Florida, Inc., a Florida corporation ("SBS-FL")(hereinafter collectively referred to as "Seller"), Spanish Broadcasting Systems, Inc., a Delaware corporation ("Parent"), and One-on-One Sports, Inc., a Delaware corporation ("Buyer").


                                R E C I T A L S:

         A. Seller, Parent and Buyer are party to that certain Asset Purchase Agreement dated as of July 2, 1997 (the "Agreement"). Each term used but not otherwise defined herein shall have the meaning ascribed to such term by the Agreement.

         B. The parties wish to hereby amend the Agreement in certain respects and provide for an expedited closing of the Agreement with respect to Station WXLX and Station WCMQ.

         NOW, THEREFORE, in consideration of the mutual execution hereof and covenants herein contained, the parties agree as follows:

                  The Agreement is hereby amended as follows:

                  1. Section 4(d) of the Agreement is amended in its entirety to read as follows:

                           (d) Closing. The date of the closing of the
                  transactions contemplated by this Agreement (the "Closing") and the time thereof (the "Closing Date") shall be as follows:
                  (i) the Partial Purchase with respect to Station WXLX and Station WCMQ shall take place at 10:00 A.M. on the later of September 29, 1997 and the seventh business day after receipt by the parties of an order of the FCC that grants consent to the assignment of the Licenses relating to Station WXLX and Station WCMQ with no material condition adverse to Buyer (without respect to whether such order otherwise qualifies as a "Final Order" as defined in Section 4(a)), subject to fulfillment or waiver of all applicable conditions precedent; and (ii) any other
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                  Closing or Partial Purchase shall take place at 10:00 A.M. on the fifth business day after the FCC consent with respect thereto shall have become a Final Order, subject to fulfillment or waiver of all applicable conditions precedent. The Closing shall take place at the offices of Buyer's counsel in New York, New York or at such other place as may be mutually agreed to by the parties to this Agreement.

                  2. Section 16 of the Agreement is hereby amended in its entirety to read as follows:

                           Section 16. Partial Purchases. (a) Notwithstanding
                  anything contained herein to the contrary, if at any time the conditions to closing set forth in Section 4 have been satisfied with respect to the Licenses relating to Station WXLX and Station KXMG but not with respect to the Licenses relating to Station WCMQ, Buyer shall proceed with the purchase, and Seller shall proceed with the sale (a "Partial Purchase"), of the Stations' Assets relating to Station WXLX and Station KXMG and reduce the purchase price payable hereunder by Eight Million Dollars ($8,000,000). In such event, (i) the closing conditions and closing obligations applicable for such Partial Purchase shall be deemed modified to exclude those solely applicable to Station WCMQ or the Stations' Assets with respect thereto, (ii) upon the closing of the Partial Purchase, the Earnest Money shall be released in full to Buyer, or at Buyer's direction, in accordance with
                  Section 2(b) and (iii) the parties shall remain obligated to consummate the sale of the Stations' Assets with respect to Station WCMQ at a price of Eight Million Dollars ($8,000,000) upon, but only upon, the satisfaction of the closing conditions otherwise applicable thereto, subject to the earlier termination of such obligations in accordance with
                  Section 15.

                           (b) Notwithstanding anything contained herein to the
                  contrary, if at anytime the conditions to closing set forth in
                  Section 4 have been satisfied with respect to the Licenses relating to Station WXLX and Station WCMQ, but not with respect to the Licenses relating to Station KXMG, Buyer shall proceed with the purchase, and Seller shall proceed with the sale (also a "Partial Purchase"), of the Stations' Assets relating to Station WXLX and Station WCMQ and reduce the purchase price payable hereunder by Eighteen Million Dollars ($18,000,000). In such event, (i) the closing conditions and closing obligations applicable for such Partial Purchase shall be deemed modified to exclude those solely applicable to Station KXMG or the Stations' Assets with respect thereto,
                  (ii) upon the closing of the Partial Purchase, the Earnest Money shall be released in full to Buyer, or at Buyer's direction, in accordance with Section 2(b) and (c) the parties shall remain obligated to consummate the sale of the Stations' Assets with respect to Station KXMG at a price of Eighteen Million Dollars ($18,000,000) upon, but only upon, the satisfaction of the closing conditions otherwise applicable thereto (and also subject to the execution by the parties of a mutually satisfactory unwind agreement), subject to the earlier termination of such obligations in accordance with
                  Section 15.

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                           (c) In the event of a Partial Purchase, references
                  herein to "Closing" or "Closing Date" shall refer to the "Closing" or "Closing Date" of the Partial Purchase of the relevant Station(s).


                  3. Section 20(a) of the Agreement is hereby amended by inserting the word "applicable" after the word "the" in the first line of such Section and inserting the words "with respect to which a Closing has taken place" after the word "Stations" in the fourth line of such Section.

                  4. The parties are contemporaneously herewith entering into
(i) the local marketing agreement contemplated by Section 7(k) of the Agreement with respect to Station KXMQ, (ii) local marketing agreements with respect to Station WCMQ and (iii) a lease agreement with respect to the Los Angeles, California tower site. The execution and delivery of the agreements referred to in clauses (i) through (iii) above shall be a condition to the effectiveness of Sections 1, 2 and 3 hereof.

                  5. Except as expressly hereby amended or waived hereby, the Agreement is hereby in all respects reaffirmed and ratified by the parties hereto and shall remain in full force and effect.

                  6. This Amendment shall be construed and enforced in accordance with the laws of the State of New York. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed through their duly authorized officers on the day and year first above written.

                                     SPANISH BROADCASTING SYSTEM, INC.
                                             (NEW JERSEY)

                                     By:_______________________________________
                                           Name:
                                           Title:

                                     SPANISH BROADCASTING SYSTEM
                                     OF CALIFORNIA, INC.

                                     By:_______________________________________
                                           Name:
                                           Title:

                                     SPANISH BROADCASTING SYSTEM
                                     OF FLORIDA, INC.

                                     By:_______________________________________
                                           Name:
                                           Title:

                                            SPANISH BROADCASTING SYSTEMS, INC.

                                     By:_______________________________________
                                           Name:
                                           Title:

                                     ONE-ON-ONE SPORTS, INC.

                                     By:______________________________________
                                           Name:    Christopher J. Brennan
                                           Title:   President